===================================



                                   PRINCIPLED
                                     EQUITY
                                     MARKET
                                      FUND



                      ===================================



                               INVESTMENT ADVISER
                             F.L. PUTNAM INVESTMENT
                               MANAGEMENT COMPANY
                               20 WILLIAMS STREET
                         WELLESLEY, MASSACHUSETTS 02481




                                  ANNUAL REPORT
                                DECEMBER 31, 2003


                      ===================================

                         PRINCIPLED EQUITY MARKET FUND


  The purpose of the Fund is to achieve the investment results recorded by the overall domestic equities markets, as reflected by major unmanaged indices,such as the Standard and Poor's Corporation 500 Stock Index ("S&P 500"),Russell 1000 Index, Russell 3000 Index and Wilshire 5000 Total Stock Market Index. PanAgora, the investment sub-advisor responsible for achieving those results, has managed to achieve that objective, as illustrated by the chart below, comparing the Fund's return to that of the S&P 500 and Wilshire 5000. Due to the fact that approximately one-third of the components of the S&P 500 (and a larger proportion of certain other indices) are not acceptable investments for the Fund, interim deviations - positive and negative - from the S&P 500 Index's returns may be expected to occur, and have occurred; however, since the inception of the Fund, returns recorded by the Fund and the domestic equity markets (as reflected by the S&P 500) have been almost identical.


  Comparison of the Change in Value of a $10,000 Investment in the Principled Equity Market Fund, the Standard & Poors 500 Index and the Wilshire 5000 Index




                                [OBJECT OMITTED]






                 -----------------------------------------------
                          Principled Equity Market Fund
                           Average Annual Total Return
                 ===============================================
                  1 Year     3 Years     5 Years       From
                                                    Inception

                  26.49%     (4.69)%      0.19%       7.84%
                 ===============================================
                 -----------------------------------------------

                  The chart and graph shown above do not reflect
                  the deduction of taxes a shareholder might pay
                  on distributions or redemptions.
                 -----------------------------------------------

                          PRINCIPLED EQUITY MARKET FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003



Assets:
Investments at quoted market value (cost $22,059,959;
 see Schedule of Investments, Notes 1, 2, & 6).......   $ 30,102,091

Cash ................................................        171,711
Dividends and interest receivable....................         46,525
                                                        -------------
    Total assets.....................................     30,320,327
                                                        -------------

Liabilities:
Accrued expenses and other liabilities (Note 3)......         46,218
                                                        -------------
    Total liabilities................................         46,218
                                                        -------------

Net Assets:
Capital stock (2,750,000 shares authorized at no par
 value, amount paid in on 2,140,529 shares outstanding)
 (Note 1)............................................     24,377,222
Distributable earnings (Notes 1, 2 & 8)..............      5,896,887
                                                        -------------
    Net assets (equivalent to $14.14 per share, based
      on 2,140,529 capital shares outstanding).......   $ 30,274,109
                                                        =============


   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 2003



Income:
 Dividends...........................................   $  450,591
 Interest............................................          353
                                                        -----------
    Total income.....................................      450,944
                                                        -----------

Expenses:
 Management fees, net (Note 3).......................       66,100
 Insurance expense...................................       28,053
 Administration fees (Note 4)........................       28,000
 Trustees' fees and expenses.........................       25,242
 Audit and accounting fees...........................       15,915
 Legal fees..........................................       15,337
 Transfer fees (Note 4)..............................       12,000
 Custodian fees......................................        8,627
 Other expenses......................................        8,812
                                                        -----------
    Total expenses...................................      208,086
                                                        -----------
Net investment income................................      242,858
                                                        -----------

Realized and unrealized gain (loss) on investments:
  Realized loss on investments-net...................   (1,394,335)
  Increase in net unrealized appreciation in
   investments.......................................    7,503,160
                                                        -----------
    Net gain on investments..........................    6,108,825
                                                        -----------

Net increase in net assets resulting from operations.  $ 6,351,683
                                                        ===========

   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND

                       STATEMENTS OF CHANGES IN NET ASSETS




                                            Year Ended        Year Ended
                                           December 31,       December 31,
                                               2003               2002
                                          --------------     --------------
From operations:
 Net investment income................... $   242,858         $   228,203
 Realized loss on investments, net.......  (1,394,335)           (542,516)
 Increase (decrease) in net unrealized
  appreciation in investments............   7,503,160           (5,461,730)
                                          --------------     --------------
    Net increase (decrease) in net assets
     resulting from operations...........   6,351,683           (5,776,043)
                                          --------------     --------------
Distributions to shareholders:
 From net investment income
 ($0.11 and $0.10 per share in 2003 and
 2002)...................................    (242,471)            (223,788)
 From net realized gain on investments...        --                  --
                                          --------------     --------------
    Total distributions to shareholders..    (242,471)            (223,788)
                                          --------------     --------------
From capital share transactions:
                        Number of Shares
                         2003      2002
                       --------- ---------
Proceeds from sale of
 shares..............      361      1,985       4,242               25,877
Shares issued to
 shareholders in
 distributions
 reinvested..........   16,409     16,878     228,902              192,075
Cost of shares
 redeemed............  (46,689)    (9,295)   (525,087)             (99,340)
                       --------- ---------  ------------       --------------
Increase in net
 assets resulting
 from capital
 share transactions..  (29,919)     9,568    (291,943)             118,612
                       ========= =========  ------------       --------------

Net increase (decrease) in net assets....   5,817,269           (5,881,219)
Net assets:
  Beginning of period....................  24,456,840           30,338,059
                                          --------------       --------------
 End of period (including undistributed
   net investment income of $9,408 and
   $9,021, respectively)................. $30,274,109          $24,456,840
                                         ===============       ==============


   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)


                                      Year Ended December 31,
                           2003      2002      2001      2000      1999

Investment income ...... $ 0.21    $ 0.20    $ 0.17     $ 0.20    $ 0.24
Expenses, net...........   0.10      0.10      0.07       0.09      0.10
                        ---------------------------------------------------
Net investment income ..   0.11      0.10      0.10       0.11      0.14
Net realized and
 unrealized gain (loss)
 on investments.........   2.87     (2.77)    (2.69)     (0.78)     3.19
Distributions to shareholders:
  From net investment
  income................   0.11      0.10      0.10       0.11      0.14
  From net realized
   gain on
   investments..........   0.00      0.00      0.00       0.30      0.68
                        ---------------------------------------------------
Net increase (decrease)
 in net
 asset value..........     2.87     (2.77)    (2.69)     (1.08)     2.51
Net asset value:
  Beginning of period...  11.27     14.04     16.73      17.81     15.30
                        ---------------------------------------------------
  End of period......... $14.14    $11.27    $14.04     $16.73    $17.81
                        ===================================================

Total Return............  26.49%   (19.00%)  (15.49%)    (3.76%)   21.16%
Ratio of expenses
   to average net assets   0.79%     0.72%     0.53%      0.50%     0.55%
Ratio of net investment
   income to average
   net assets...........
Portfolio turnover......   0.25      0.02      0.003      0.01      0.15
Average commission rate    0.0256    0.0191    0.0197     0.0446    0.0314
paid....................   0.92%     0.85%     0.72%      0.60%     0.82%
Number of shares
outstanding at end of
period.................. 2,140,529  2,170,449  2,160,880  1,911,587 1,873,574

Per share data and
ratios assuming no
waiver of advisory fees:
  Expenses..............             0.10      0.10       0.13      0.12
  Net investment income              0.10      0.16       0.10      0.09
  Ratio of expenses to
   average net
   assets...............             0.74%     0.63%      0.60%     0.65%
  Ratio of net investment
   income to average net
   assets...............             0.83%     0.62%      0.50%     0.72%



   The accompanying notes are an integral part of these financial statements.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003


                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
COMMON STOCK - 99.43%
             Advertising Industry -- 0.52%
    1,600    Interpublic Group of Companies Incorporated*....... $    24,960
    1,300    Monster Worldwide Incorporated*....................      28,548
    1,200    Omnicom Group......................................     104,796
                                                                 -----------
                                                                     158,304
                                                                 -----------

             Air Transport Industry -- 0.30%
    1,400    Delta Air Lines Incorporated.......................      16,534
    2,200    Gateway Incorporated*..............................      10,120
    4,050    Southwest Airlines.................................      65,367
                                                                 -----------
                                                                      92,021
                                                                 -----------

             Auto & Truck Industry -- 0.08%
      500    Cummins Incorporated...............................      24,470
                                                                 -----------

             Auto Parts (OEM) Industry -- 0.33%
      700    Arvinmeritor Incorporated..........................      16,884
      600    Superior Industries International Incorporated.....      26,112
    1,300    Synovus Financial Corporation......................      37,596
    1,800    Visteon Corporation................................      18,738
                                                                 -----------
                                                                      99,330
                                                                 -----------

             Auto Parts (Replacement) Industry -- 1.85%
   16,850    Genuine Parts Company..............................     559,420
                                                                 -----------

             Bank Industry -- 10.25%
    5,100    BB&T Corporation...................................     197,064
    7,030    Bank One Corporation...............................     320,498


* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)


                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Bank Industry (Continued)
   11,889    Bank of America Corporation .......................     956,232
    3,000    Bank of New York Company Incorporated..............      99,360
      900    Capital One Financial Corporation..................      55,161
    3,984    Fleetboston Financial Corporation..................     173,902
      600    Keycorp............................................      17,592
    1,100    PNC Financial Services Group.......................      60,203
      900    State Street Corporation...........................      46,872
    1,500    Suntrust Banks Incorporated........................     107,250
    4,600    Wachovia Corporation ..............................     214,314
    4,104    Washington Mutual Incorporated.....................     164,652
   11,700    Wells Fargo and Company............................     689,013
                                                                 -----------
                                                                   3,102,113
                                                                 -----------

             Bank (Midwest) Industry -- 2.58%
    1,100    Comerica Incorporated..............................      61,666
    2,700    Fifth Third Bancorp................................     159,570
    5,400    Mellon Financial Corp..............................     173,394
    2,200    National City Corporation..........................      74,668
    1,100    Northern Trust Corp................................      50,908
    8,728    US Bancorp.........................................     259,920
                                                                 -----------
                                                                     780,126
                                                                 -----------

             Beverage (Soft Drink) Industry -- 2.42%
    2,500    Coca-Cola Enterprises..............................      54,675
   14,510    Pepsico, Incorporated..............................     676,456
                                                                 -----------
                                                                     731,131
                                                                 -----------

* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)


                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Business Services (Other) Industry -- 0.27%
    7,600    Solectron Corp*....................................      44,916
    1,300    Sungard Data Systems*..............................      36,023
                                                                 -----------
                                                                      80,939
                                                                 -----------

             Chemical (Diversified) Industry -- 0.67%
    2,700    Air Products and Chemicals Incorporated............     142,641
    1,400    Millipore Corporation*.............................      60,270
                                                                 -----------
                                                                     202,911
                                                                 -----------

             Chemical (Specialty) Industry -- 0.40%
    2,600    Praxair Incorporated...............................      99,320
      400    Sigma-Aldrich......................................      22,872
                                                                 -----------
                                                                     122,192
                                                                 -----------

             Communication (Other) Industry -- 0.05%
    2,200    Ciena Corporation*.................................      14,432
                                                                 -----------

             Computer & Peripherals Industry -- 3.30%
    3,200    3Com Corporation*..................................      26,144
    2,000    Apple Computer Incorporated*.......................      42,740
   15,400    Dell Incorporated*.................................     523,292
    7,400    EMC Corporation/Mass*..............................      95,608
   10,100    Hewlett-Packard Company............................     231,997
    1,800    Ingram Micro Incorporated - Class A*...............      28,620
      124    MIPS Technologies*.................................         682
      900    Silicon Graphics Incorporated*.....................       1,233
   11,200    Sun Microsystems Incorporated*.....................      50,064
                                                                 -----------
                                                                   1,000,380
                                                                 -----------

* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)


                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Computer Integrated Systems Design Industry -- 0.08%
      600    Fiserv Incorporated*...............................      23,724
                                                                 -----------

             Computer Networks Industry -- 0.15%
    1,200    Comverse Technology Incorporated*..................      21,108
      600    Enterasys Networks Incorporated*...................       2,250
    1,100    Network Appliance Incorporated*....................      22,484
                                                                 -----------
                                                                      45,842
                                                                 -----------

             Computer Business Services (Other) Industry --
             0.13%
      300    Adaptec Incorporated*..............................       2,652
    2,700    Siebel Systems Incorporated*.......................      37,584
                                                                 -----------
                                                                      40,236
                                                                 -----------

             Computer Software & Services Industry -- 7.10%
      800    Adobe Systems Incorporated.........................      31,264
    2,600    Automatic Data Processing..........................     102,986
      400    Citrix Systems Incorporated*.......................       8,464
    3,750    Computer Associates International Incorporated.....     102,525
    3,000    Compuware Corporation*.............................      18,120
    2,700    Concord EFS Incorporated*..........................      40,068
    2,700    First Data Corporation.............................     110,943
   44,300    Microsoft Corporation..............................   1,212,491
      900    Nvidia Corporation*................................      20,880
   25,400    Oracle Corporation*................................     336,042
    1,200    PeopleSoft Incorporated*...........................      27,348
       49    Roxio Incorporated*................................         235
    3,691    Veritas Software Company*..........................     136,641
                                                                 -----------
                                                                   2,148,007
                                                                 -----------

* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)


                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Consumer & Business Services Industry -- 0.27%
    1,500    Paychex Incorporated...............................      55,800
      200    Reynolds & Reynolds Incorporated - Class A.........       5,810
      800    Robert Half International Incorporated*............      18,672
                                                                 -----------
                                                                      80,282
                                                                 -----------

             Diversified Company Industry -- 0.62%
    2,100    Hillenbrand Industries.............................     130,326
    2,500    Service Corporation International..................      13,475
    1,700    Thermo Electron Corporation*.......................      42,840
                                                                 -----------
                                                                     186,641
                                                                 -----------

             Drug Industry -- 4.34%
    4,100    Amgen Incorporated*................................     253,339
    4,400    Eli Lilly and Company..............................     309,452
    4,200    Forest Laboratories Incorporated*..................     259,560
      700    Genzyme Corporation - General Division*............      34,503
      200    Indevus Pharmaceuticals Incorporated*..............       1,180
    1,200    King Pharmaceuticals Incorporated*.................      18,312
    1,049    Medco Health Solutions Incorporated*...............      35,656
    8,700    Merck and Company Incorporated.....................     401,940
                                                                 -----------
                                                                   1,313,942
                                                                 -----------

             Drugstore Industry -- 0.93%
    2,200    Longs Drugstores Corp..............................      54,428
      800    Rite Aid Corporation*..............................       4,832
    6,100    Walgreen Company...................................     221,918
                                                                 -----------
                                                                     281,178
                                                                 -----------

* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)


                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Electric and Other Utility Services (Combined)
             Industry -- 0.90%
    4,500    Calpine Corporation*...............................      21,645
    1,053    NiSource Incorporated..............................      23,103
    7,774    Scottish Power PLC - ADR...........................     211,297
    2,100    Sierra Pacific Resources*..........................      15,414
                                                                 -----------
                                                                     271,459
                                                                 -----------

             Electric Utility (Central) Industry -- 0.07%
    2,800    Reliant Resources Incorporated*....................      20,608
                                                                 -----------

             Electrical Equipment Industry -- 1.06%
    1,600    Avnet Inc*.........................................      34,656
    1,800    Emerson Electric Company...........................     116,550
    1,600    Grainger, WW Incorporated..........................      75,824
    1,600    Maxim Integrated Products..........................      79,328
      300    Qlogic Corporation*................................      15,471
                                                                 -----------
                                                                     321,829
                                                                 -----------

             Electronics Industry - 0.02%
      200    Scientific-Atlanta Incorporated*...................       5,460
                                                                 -----------

             Entertainment Industry -- 0.15%
      839    Metro-Goldwyn-Mayer Inc*...........................      14,339
      800    Univision Communications - Class A*................      31,752
                                                                 -----------
                                                                      46,091
                                                                 -----------

* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Environmental Industry -- 0.17%
    1,700    AutoNation Incorporated*...........................      31,229
    1,000    Flowserve Corporation*.............................      20,880
                                                                 -----------
                                                                      52,109
                                                                 -----------

             Financial Services Industry -- 4.47%
    7,800    American Express Company...........................     376,194
      400    Deluxe Corporation.................................      16,532
    3,400    Franklin Resources Incorporated....................     177,004
      338    Gartner Group Incorporated - Class B...............       3,677
    1,000    H&R Block Incorporated.............................      55,370
      900    Janus Capital Group Incorporated...................      14,769
    5,400    MBNA Corporation...................................     134,190
    6,040    Morgan Stanley.....................................     349,535
   17,550    Schwab (Charles) Corp..............................     207,792
      400    T Rowe Price Group Incorporated....................      18,964
                                                                 -----------
                                                                   1,354,027
                                                                 -----------

             Food Processing Industry -- 2.95%
    1,100    Campbell Soup Company..............................      29,480
    4,400    General Mills Incorporated.........................     199,320
    4,500    Hershey Foods Corporation..........................     346,455
    3,100    Kellogg Company....................................     118,048
    3,700    Sara Lee Corporation...............................      80,327
    2,100    Wm Wrigley Jr Company..............................     118,041
                                                                 -----------
                                                                     891,671
                                                                 -----------
* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Food Wholesalers Industry -- 1.57%
    1,100    Supervalu Incorporated.............................      31,449
   11,900    Sysco Corporation..................................     443,037
                                                                 -----------
                                                                     474,486
                                                                 -----------

             Foreign Telecommunication Industry -- 0.15%
   10,400    Nortel Networks Corporation*.......................      43,992
                                                                 -----------

             Furniture/Home Furnishings Industry -- 0.10%
    1,400    Leggett & Platt Incorporated.......................      30,282
                                                                 -----------

             Grocery Industry -- 0.15%
    1,652    Albertson's Incorporated...........................      37,418
      800    Winn-Dixie Stores Incorporated.....................       7,960
                                                                 -----------
                                                                      45,378
                                                                 -----------

             Healthcare Info Systems Industry -- 0.08%
      800    McKesson Corp......................................      25,728
                                                                 -----------

             Home Appliance Industry -- 0.14%
      500    Maytag Corporation.................................      13,925
      400    Whirlpool Corporation..............................      29,060
                                                                 -----------
                                                                      42,985
                                                                 -----------

             Homebuilding Industry -- 0.09%
      600    D.R. Horton Incorporated...........................      25,956
                                                                 -----------

             Household Products Industry -- 0.15%
    1,982    Newell Rubbermaid Incorporated.....................      45,130
                                                                 -----------

* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Industrial Services Industry -- 0.04%
      300    Nabors Industries Limited*.........................      12,450
                                                                 -----------

             Insurance (Diversified) Industry -- 4.61%
   11,773    American International Group.......................     780,314
    1,200    Lincoln National Corporation.......................      48,444
    4,000    Lowe's Companies Incorporated......................     221,560
      600    MBIA Inc ..........................................      35,538
    1,500    MGIC Investment Corporation........................      85,410
    2,400    Marsh and Mclennan Companies.......................     114,936
    7,000    UnumProvident Corporation..........................     110,390
                                                                 -----------
                                                                   1,396,592
                                                                 -----------

             Insurance (Life) Industry -- 0.51%
    2,000    AFLAC Incorporated.................................      72,360
      900    Jefferson-Pilot Corp...............................      45,585
      700    John Hancock Financial Services....................      26,250
    1,000    Providian Financial Corp*..........................      11,640
                                                                 -----------
                                                                     155,835
                                                                 -----------

             Insurance (Property/Casualty) Industry -- 2.24%
    4,400    Allstate Corporation...............................     189,288
      900    Chubb Corporation..................................      61,290
      600    Cincinnati Financial...............................      25,050
    1,400    Hartford Financial Services Group..................      82,642
    1,500    Progressive Corp...................................     125,385
      700    Safeco Corporation.................................      27,286

* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Insurance (Property/Casualty) Industry
             (Continued)
    2,594    Saint Paul Companies...............................     102,852
      798    Travelers Property Casualty - Class A..............      13,390
    2,940    Travelers Property Casualty - Class B..............      49,892
                                                                 -----------
                                                                     677,075
                                                                 -----------

             Internet Services Industry-- 0.24%
    1,600    Yahoo! Incorporated*...............................      72,048
                                                                 -----------

             Machinery (Construction & Mining) Industry --
             0.45%
    2,100    Deere and Company..................................     136,605
                                                                 -----------

             Machinery Industry - 0.21%
      200    Snap-On Incorporated...............................       6,448
    1,500    Stanley Works......................................      56,805
                                                                 -----------
                                                                      63,253
                                                                 -----------

             Management Services Industry -- 0.27%
    1,300    Convergys Corporation*.............................      22,698
    1,000    KLA-Tencor Corporation*............................      58,540
                                                                 -----------
                                                                      81,238
                                                                 -----------

             Manufacturing - Communication/Industrial
             Products Industry -- 0.06%
    4,700    JDS Uniphase Corp*.................................      17,108
                                                                 -----------

             Manufacturing - Electronics (General) Industry
             -- 0.53%
    2,100    American Power Conversion..........................      51,450
    3,125    Molex Incorporated.................................     109,031
                                                                 -----------
                                                                     160,481
                                                                 -----------
* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Manufacturing - Electronics (Not Elsewhere
             Classified) Industry -- 0.46%
      400    Novellus Systems Incorporated*.....................      16,820
    6,125    Symbol Technologies Incorporated...................     103,451
      900    Thomas and Betts Corporation.......................      20,601
                                                                 -----------
                                                                     140,872
                                                                 -----------

             Manufacturing (General) Industry -- 0.55%
    1,800    Diebold Incorporated...............................      96,966
      900    Lexmark International Incorporated*................      70,776
                                                                 -----------
                                                                     167,742
                                                                 -----------

             Medical - Clinical Supplies & Services Industry
             -- 0.14%
      400    Laboratory Corporation of America*.................      14,780
      400    Quest Diagnostics*.................................      29,244
                                                                 -----------
                                                                      44,024
                                                                 -----------

             Medical Services Industry -- 1.10%
    2,600    IMS Health Incorporated............................      64,636
    4,600    United Health Group Incorporated...................     267,628
                                                                 -----------
                                                                     332,264
                                                                 -----------

             Medical Supplies Industry -- 6.40%
    5,800    Abbott Laboratories................................     270,280
    2,200    Baxter International Incorporated..................      67,144
      300    Becton Dickinson and Company.......................      12,342
    3,475    Biomet, Incorporated...............................     125,865
    4,800    Boston Scientific Corporation*.....................     176,448
    7,400    Cardinal Health Incorporated.......................     452,584
    1,000    Guidant Corporation................................      60,200


* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Medical Supplies Industry (Continued)
    7,600    Medtronic Incorporated.............................     369,436
    4,700    Stryker Corporation................................     399,547
      116    Viasys Healthcare Inc*.............................       2,390
                                                                 -----------
                                                                   1,936,236
                                                                 -----------

             Metal Fabricating Industry -- 1.30%
    4,700    Illinois Tool Works................................     394,377
                                                                 -----------

             Metals & Mining (Diversified) Industry -- 0.74%
    5,600    Inco Limited*......................................     222,992
                                                                 -----------

             Natural Gas (Distribution) Industry -- 0.42%
    4,600    WGL Holdings.......................................     127,834
                                                                 -----------

             Natural Gas (Diversified) Industry -- 0.43%
    1,952    Burlington Resources Incorporated..................     108,102
    2,200    Williams Companies Incorporated....................      21,604
                                                                 -----------
                                                                     129,706
                                                                 -----------

             Newspaper Industry -- 0.94%
    2,500    Gannett Company....................................     222,900
    1,190    Tribune Company....................................      61,404
                                                                 -----------
                                                                     284,304
                                                                 -----------

* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Office Equipment & Supplies Industry -- 1.02%
    2,300    Ikon Office Solutions Incorporated.................      27,278
      400    Imagistics International Incorporated*.............      15,000
    1,000    Office Depot Incorporated*.........................      16,710
    5,000    Pitney Bowes Incorporated..........................     203,100
      700    Staples Incorporated*..............................      19,110
    2,100    Xerox Corporation*.................................      28,980
                                                                 -----------
                                                                     310,178
                                                                 -----------

             Oil Exploration Industry -- 0.02%
      212    Cimarex Energy Company*............................       5,658
                                                                 -----------

             Oil and Mining Services Industry -- 0.05%
    3,200    Global Industries Limited*.........................      16,416
                                                                 -----------

             Oilfield Services/Equipment Industry -- 0.53%
      200    Cooper Cameron Corporation*........................       9,320
      400    Ensco International Incorporated...................      10,868
    1,266    GlobalSantaFe Corporation..........................      31,435
      400    Helmerich & Payne..................................      11,172
      600    Noble Corporation*.................................      21,468
      700    Rowan Companies Incorporated*......................      16,219
    1,936    Transocean Incorporated*...........................      46,483
      712    Varco International*...............................      14,689
                                                                 -----------
                                                                     161,654
                                                                 -----------
* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Packaging & Container Industry -- 0.25%
      900    Bemis Company......................................      45,000
      300    Sealed Air Corporation*............................      16,242
      550    Sonoco Products Company............................      13,541
                                                                 -----------
                                                                      74,783
                                                                 -----------

             Paper & Forest Products Industry -- 0.19%
      200    Chesapeake Corporation.............................       5,296
       48    Kadant Incorporated*...............................       1,039
    1,700    Plum Creek Timber Company..........................      51,765
                                                                 -----------
                                                                      58,100
                                                                 -----------

             Petroleum (Integrated) Industry -- 0.74%
    2,558    Devon Energy Corporation...........................     146,471
    1,200    Murphy Oil Corporation.............................      78,372
                                                                 -----------
                                                                     224,843
                                                                 -----------

             Petroleum (Producing) Industry -- 0.99%
    5,664    Anadarko Petroleum Corporation.....................     288,921
      200    Pogo Producing Company.............................       9,660
                                                                 -----------
                                                                     298,581
                                                                 -----------

             Publishing Industry -- 0.23%
    1,000    Mcgraw-Hill Companies Incorporated.................      69,920
                                                                 -----------

             Railroad Industry -- 0.60%
    2,300    CSX Corporation....................................      82,662
    4,200    Norfolk Southern Corporation.......................      99,330
                                                                 -----------
                                                                     181,992
                                                                 -----------
* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Real Estate Investment Trust Industry -- 0.50%
    5,300    Equity Office Properties Trust.....................     151,845
                                                                 -----------

             Real Estate (Other) Industry -- 1.22%
   11,200    AMB Property Corporation...........................     368,256
                                                                 -----------

             Recreation Industry -- 0.05%
    2,000    Six Flags Incorporated*............................      15,040
                                                                 -----------

             Rental & Leasing Industry -- 0.08%
    1,200    United Rentals Incorporated*.......................      23,112
                                                                 -----------

             Restaurant Industry -- 1.02%
      700    Darden Restaurants Incorporated....................      14,728
   11,800    McDonald's Corporation.............................     292,994
                                                                 -----------
                                                                     307,722
                                                                 -----------

             Retail Building Supply Industry -- 1.25%
   10,700    Home Depot Incorporated............................     379,743
                                                                 -----------

             Retail (Special Lines) Industry -- 0.16%
    1,100    Tiffany & Company..................................      49,720
                                                                 -----------

             Retail Store Industry -- 1.78%
      700    American Eagle Outfitters*.........................      11,480
      800    BJ's Wholesale Club Incorporated*..................      18,368
    4,300    Borders Group Incorporated*........................      94,256
    1,600    CVS Corporation....................................      57,792
    2,100    Clear Channel Communications.......................      98,343

* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Retail Store Industry (Continued)
    2,176    Dollar General.....................................      45,674
    4,200    Federated Department Stores........................     197,946
      100    Foot Locker Incorporated...........................       2,345
      271    Neiman Marcus Group - Class B*.....................      13,550
                                                                 -----------
                                                                     539,754
                                                                 -----------

             Retail - Televisions, Radios, and Electronics
             Industry -- 0.28%
    1,050    Best Buy Company Incorporated*.....................      54,852
    2,500    Circuit City Stores................................      25,325
      200    RadioShack Corporation.............................       6,136
                                                                 -----------
                                                                      86,313
                                                                 -----------

             Securities Brokerage Industry -- 0.81%
    4,200    Merrill Lynch and Company Incorporated.............     246,330
                                                                 -----------

             Semiconductor Industry -- 3.72%
    1,100    Advanced Micro Devices Incorporated*...............      16,390
    1,800    Altera Corporation*................................      40,770
    2,200    Analog Devices Incorporated*.......................     100,430
    1,200    Broadcom Corporation - Class A*....................      40,824
   21,500    Intel Corporation..................................     689,075
    1,800    LSI Logic Corp*....................................      15,966
    2,000    Linear Technology Corp.............................      84,140
    2,200    Micron Technology Incorporated*....................      29,634
      947    Mykrolis Corporation*..............................      15,228
      900    National Semiconductor Company*....................      35,469
    1,500    Xilinx Incorporated*...............................      57,945
                                                                 -----------
                                                                   1,125,871
                                                                 -----------
* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Semiconductor Capital Equipment Industry -- 0.44%
    5,900    Applied Materials Incorporated*....................     132,396
                                                                 -----------

             Steel (General) Industry -- 0.02%
      400    Worthington Industries.............................       7,212
                                                                 -----------

             Telecommunication Equipment Industry -- 2.21%
    1,400    ADC Telecommunications Incorporated*...............       4,158
    1,800    Agilent Technologies Incorporated*.................      52,632
      300    Andrew Corporation*................................       3,477
   24,700    Cisco Systems Incorporated*........................     598,481
    1,400    Tellabs Incorporated*..............................      11,774
                                                                 -----------
                                                                     670,522
                                                                 -----------

             Telecommunication Services Industry -- 4.22%
   16,800    A T & T Wireless Services Incorporated*............     134,232
    1,800    Alltel Corporation.................................      83,844
   10,700    Bellsouth Corporation..............................     302,810
    2,900    Nextel Communications Incorporated - Class A*......      81,374
    2,800    Qualcomm Incorporated..............................     150,892
   14,747    SBC Communications Incorporated....................     384,454
    7,100    Sprint Corporation (FON Group).....................     116,582
    4,000    Sprint Corporation (PCS Group)*....................      22,480
                                                                 -----------
                                                                   1,276,668
                                                                 -----------

             Thrift Industry - 3.58%
    4,300    Federal Home Loan Mortgage Association.............     250,776
   11,100    Federal National Mortgage Association..............     833,166
                                                                 -----------
                                                                   1,083,942
                                                                 -----------
* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                   (Continued)

                                                                      Value
 Quantity                                                           (Note 1)
 --------                                                           --------
             Toiletries/Cosmetics Industry -- 0.69%
    3,100    Avon Products Incorporated.........................     209,219
                                                                 -----------

             Toys Industry -- 0.07%
    1,700    Toys "R" Us Incorporated*..........................      21,488
                                                                 -----------

             Transportation Industry -- 0.49%
    3,100    Harley-Davidson Incorporated.......................     147,343
                                                                 -----------

             Transportation Services Industry -- 1.72%
    1,278    Sabre Holdings Corporation.........................      27,592
    6,600    United Parcel Service - Class B....................     492,030
                                                                 -----------
                                                                     519,622
                                                                 -----------

             Total common stocks (cost $22,059,959) .........     30,102,091
                                                                 -----------

CASH & OTHER ASSETS, LESS LIABILITIES - 0.57%..................
                                                                     172,018
                                                               -------------

Total Net Assets............................................... $ 30,274,109
                                                               =============


* Non income producing security

   The accompanying notes are an intergral part of these financial statemnts.

                          PRINCIPLED EQUITY MARKET FUND

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


1. Significant accounting policies:
   Principled Equity Market Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
   A. Investment securities-- Security transactions are recorded on the date the investments are purchased or sold. Each day securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Temporary cash investments are stated at cost, which approximates market value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.
   B. Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Fund intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
   C. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.
2. Tax basis of investments:
   At December 31, 2003, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $9,273,837. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $1,231,705.
   Net unrealized appreciation in investments at December 31, 2003 was $8,042,132. The Trust also had no post-October capital losses for the year ended December 31, 2003.

                          PRINCIPLED EQUITY MARKET FUND

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

                                   (Continued)

   At December 31, 2003, the Trust has capital loss carryforwards with the following expiration dates:
       2009.............................................    $      7,940
       2010.............................................         737,538
       2011.............................................       1,417,875
                                                            ---------------
                                                            $  2,163,353
                                                            ===============
3. Investment advisory and sub-advisory agreements:
   The Trust has entered into an Investment Advisory Agreement with F.L. Putnam Investment Management Company ("F.L. Putnam" or the "Adviser") and a Sub-Advisory Agreement with PanAgora Asset Management, Inc. ("PanAgora" or the "Sub-Advisor"). The Advisory Agreement provides that F.L. Putnam will be responsible for overall management of the Trust's activities, will supervise the provision of administrative and professional services to the Trust, will provide all necessary facilities, equipment, personnel and office space to the Trust, and will provide the Sub-Advisor with a list of acceptable securities from which to select and effect investments for the Trust's portfolio. The Sub-Advisory Agreement provides that PanAgora will be responsible for investment of the Trust's securities portfolio using the list of securities provided by F.L. Putnam. The agreements provide that the Trust will pay F.L. Putnam 1/4 of 1 percent (0.25%) of the Trust's average monthly net assets per year, of which F.L. Putnam will pay 60 percent or 15/100 of 1 percent (0.15%) to PanAgora, leaving F.L. Putnam with a net fee of 1/10 of 1 percent (0.10%). For the year ended December 31, 2003, the Trust paid to F.L. Putnam $26,440 and $39,660 to PanAgora in investment advisory fees.
   F.L. Putnam, whose parent provided the necessary capital to establish the Trust, waived its total management fees from the inception of the Trust through March 15, 2002 in order to assist the Trust in commencing operations. On March 15, 2002, the Board of Trustees authorized F.L. Putnam to begin receiving compensation for its services. At December 31, 2003, investment advisory fees of $18,317 were due and were included in "Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities. Of this amount $7,327 was due to F.L. Putnam and $10,990 was due to PanAgora.
4. Administration and transfer agent services:
   The Trust has entered into an agreement with Cardinal Investment Services Inc. for administrative, transfer agent and dividend disbursing agent services. Annual fees for these services are $40,000.
5. Related parties:
   The President and Secretary of the Trust, Mr. David Putnam, is also a director and an indirect beneficial owner of the parent of the Trust's investment adviser.

                          PRINCIPLED EQUITY MARKET FUND

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

                                   (Continued)


6. Purchases and sales:
   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 2003 were:
     Cost of securities acquired:
       U.S. Government and investments backed by such
        securities......................................    $         --
       Other investments................................       6,491,501
                                                            ---------------
                                                            $  6,491,501
                                                            ===============

     Proceeds from sales and maturities:
       U.S. Government and investments backed by such
        securities......................................    $         --
       Other investments................................       6,771,907
                                                            ---------------
                                                            $  6,771,907
                                                            ===============
7. Certain Transactions:
   It is the Trust's intention, as authorized by the Board of the Trustees of the Trust,to repurchase on the Chicago Stock Exchange shares of common stock of the Trust from time to time and in such amounts as determined by the Trustees to be in the best interests of the Trust and its shareholders at a price which is no higher than the current net asset value of such shares.
8. Distribution to Shareholders:
   On December 3, 2003, a distribution of $0.11 per share was declared. The dividend was paid on December 26, 2003 to shareholders of record on December 19, 2003. The tax character of distributions paid during 2003 and 2002 was as follows:
                                                         2003            2002
                                                         ----            ----
      Distributions paid from:
         Ordinary income.........................  $   242,471      $  223,788
                                                   ===========      ==========

   As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

       Accumulated undistributed net investment income..... $     9,408
       Accumulated realized loss from securities
        transactions.......................................  (2,154,653)
       Net unrealized appreciation in value of
        investments........................................ $ 8,042,132
                                                            ------------
                                                            $  5896,887
                                                            ============

                          PRINCIPLED EQUITY MARKET FUND


                               OFFICERS & TRUSTEES


HOWARD R. BUCKLEY                                     Trustee
President, Chief Executive Officer and Director,
(Retired) Mercy Health System of Maine

SISTER ANNE MARY DONOVAN                              Trustee
Treasurer, Emmanuel College

DR. LORING E. HART                                    Trustee
President (Retired), St. Joseph's College

SISTER MARY LABOURE MORIN                             Trustee
Former President, Regional Community of
Portland, Sisters of Mercy of the Americas

DAVID W.C. PUTNAM                                     President, Secretary
President                                             and Trustee
F.L. Putnam Securities Company, Incorporated

REV. MSGR. VINCENT TATARCZUK                          Trustee
Chancellor (Retired), Diocese of Portland

GEORGE A. VIOLIN, M.D., F.A.C.S.                      Trustee
Physician; Principal, Ambulatory Surgical Centers of America, L.L.C.

REV. MR. JOEL M. ZIFF                                 Trustee
Director of Finance, Sisters of Mercy Regional
Community of Merion

                          PRINCIPLED EQUITY MARKET FUND


Independent Auditors' Report


To the Shareholders and Trustees of Principled Equity Market Fund:


We have audited the accompanying statement of assets and liabilities of Principled Equity Market Fund (a Massachusetts business trust), including the schedule of investments, as of December 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Principled Equity Market Fund as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                                      Livingston & Haynes, P.C.


Wellesley, Massachusetts
January 9, 2004

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                                       30

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                                       31

                          PRINCIPLED EQUITY MARKET FUND


                               INVESTMENT ADVISER
                   F.L. Putnam Investment Management Company
               20 Williams Street, Wellesley, Massachusetts 02481
                                 (800) 344-3435

                                  SUB-ADVISOR
                         PanAgora Asset Management, Inc.
          260 Franklin Street, 22nd Floor, Boston, Massachusetts 02110

                                   CUSTODIAN
                         Investors Bank & Trust Company
               200 Clarendon Street, Boston, Massachusetts 02116

                         INDEPENDENT PUBLIC ACCOUNTANT
                            Livingston & Haynes, P.C.
           40 Grove Street, Suite 380, Wellesley, Massachusetts 02482

                        ADMINISTRATOR AND TRANSFER AGENT
                       Cardinal Investment Services, Inc.
            579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                 LEGAL COUNSEL
                             Thorp Reed & Armstrong
               One Oxford Center, Pittsburgh, Pennsylvania 15219

                              Sullivan & Worcester
              One Post Office Square, Boston, Massachusetts 02109



This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.